Exhibit 10.1

FORBEARANCE AND FOURTH LOAN MODIFICATION AGREEMENT

THIS FORBEARANCE AND FOURTH LOAN MODIFICATION AGREEMENT (this “Agreement”) is by and between ART’S WAY MANUFACTURING CO., INC., a Delaware corporation (the “Borrower”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association (the “Bank”) and is made as of the date shown opposite the Bank’s signature on the signature page (the “Agreement Date”).

RECITALS

WHEREAS, the Borrower has executed and delivered to the Bank an Installment or Single Payment Note dated May 10, 2012 in the original principal amount of $880,000 (as amended, restated, supplemented or otherwise modified from time to time, the “2012 Term Note”);

WHEREAS, the Borrower has executed and delivered to the Bank a Revolving Credit Note dated May 1, 2013 in the original principal amount of $8,000,000 (as amended, restated, supplemented or otherwise modified from time to time, the “Revolving Note”);

WHEREAS, the Borrower has executed and delivered to the Bank Term Notes each dated May 1, 2013 in the original principal amounts of (i) $1,006,500, (ii) 1,143,600 and (iii) 1,833,510.26 (each as amended, restated, supplemented or otherwise modified from time to time, collectively, the “2013 Term Notes”);

WHEREAS, the Borrower has executed and delivered to the Bank a Term Note dated May 29, 2014 in the original principal amount of $1,000,000 (as amended, restated, supplemented or otherwise modified from time to time, the “2014 Term Note”; together with the 2012 Term Note, the Revolving Note, and the 2013 Term Notes, collectively, the “Notes”);

WHEREAS, the Revolving Note is subject to the terms and conditions set forth in the Revolving Credit Agreement dated as of May 1, 2013 between the Borrower and the Bank (as amended, restated, supplemented or otherwise modified from time to time, “Revolving Credit Agreement”);

WHEREAS, the 2013 Term Notes are subject to the terms and conditions set forth in the Term Loan Agreement dated as of May 1, 2013 between the Borrower and the Bank (as amended, restated, supplemented or otherwise modified from time to time, “2013 Term Loan Agreement”);

WHEREAS, the 2014 Term Note is subject to the terms and conditions set forth in the Term Loan Agreement dated as of May 29, 2014 between the Borrower and the Bank (as amended, restated, supplemented or otherwise modified from time to time, “2014 Term Loan Agreement”; together with the Revolving Credit Agreement and the 2013 Term Loan Agreements, collectively, the “Loan Agreements”);

WHEREAS, all indebtedness evidenced by the Notes and the Loan Agreements, and any extensions, renewals, restatements and modifications thereof and all principal, interest, fees and expenses relating thereto, however arising, whether liquidated or unliquidated, whether absolute or contingent, and of whatever nature, including without limitation, costs and expenses of collection and enforcement of the Loan Documents (as defined below), including without limitation attorneys’ fees of both inside and outside counsel, and all other indebtedness, obligations and liabilities of any kind owing by the Borrower or any Guarantor (as defined below) to the Bank or any of its affiliates are referred to in this Agreement as the “Obligations”;

WHEREAS, the Obligations are secured by the real and personal property (together with all substitutions and replacements for and products and proceeds of any of the foregoing, the “Collateral”) in which the Bank has been granted a lien pursuant to any of the following documents (together with any additional agreement or document entered into by the Borrower, any Guarantor or other Person for the benefit of the Bank to secure payment of the Obligations or otherwise relating to any Collateral, each as amended, restated or otherwise modified from time to time, collectively, the “Collateral Documents”):

(i)	a Business Security Agreement dated May 1, 2013 by the Borrower in favor of the Bank;

(ii)	a Business Security Agreement dated May 1, 2013 by Art’s-Way Scientific, Inc., an Iowa corporation (“Scientific”), in favor of the Bank;

(iii)	a Business Security Agreement dated May 1, 2013 by the Borrower (as successor by merger to Art’s Way Vessels, Inc. (“Vessels”)) in favor of the Bank;

(iv)

a Business Security Agreement dated October 25, 2013 by Ohio Metal Working Products/Art’s-Way, Inc., an Ohio corporation (“Ohio Metal”; together with Scientific, the “Guarantors”), in favor of the Bank;

(v)	a Pledge Agreement dated May 1, 2013 by Scientific in favor of the Bank;

(vi)	a Pledge Agreement dated May 1, 2013 by the Borrower (as successor by merger to Vessels) in favor of the Bank;

(vii)	a Pledge Agreement dated June 4, 2014 by Ohio Metal in favor of the Bank;

(viii)

a Mortgage, Security Agreement and Assignment of Rents of Iowa Real Estate dated May 1, 2013 by the Borrower in favor of the Bank and recorded in the Office of the Clayton County Recorder on May 16, 2013 as Document No. 2013R02019;

(ix)

a Mortgage, Security Agreement and Assignment of Rents of Iowa Real Estate dated May 1, 2013 by the Borrower (as successor by merger to Vessels) in favor of the Bank and recorded in the Office of the Dubuque County Recorder on May 16, 2013 as Document No. 007687140008; and

(x)

a Mortgage, Security Agreement and Assignment of Rents of Iowa Real Estate dated August 30, 2013 by the Borrower in favor of the Bank and recorded in the Office of the Emmet County Recorder on September 23, 2013 as Document No. 2013-01380; and

(xi)

an Open-End Mortgage, Security Agreement and Assignment of Rents and Leases (Including Fixture Filing Under Uniform Commercial Code) (Ohio) dated May 29, 2014 by Ohio Metal in favor of the Bank and recorded in the Office of the Stark County Recorder on June 13, 2014 as Document No. 201406130021758.

WHEREAS, the Obligations of the Borrower are guaranteed pursuant to the following guaranties (each as amended, restated or otherwise modified from time to time, collectively, the “Guaranties”) in favor of the Bank:

(i)	a Continuing Guaranty (Unlimited) dated May 1, 2013 by Scientific in favor of the Bank; and

(ii)	a Continuing Guaranty (Unlimited) dated October 25, 2013 by Ohio Metal in favor of the Bank.

WHEREAS, the Notes, the Loan Agreements, the Collateral Documents and the Guaranties, as well as any other loan documents executed by the Borrower or any Guarantor pursuant thereto or in connection therewith, as the same may be amended from time to time, are referred to collectively in this Agreement as the “Loan Documents”;

WHEREAS, a certain default exists under the Loan Documents; and

WHEREAS, the Borrower has requested that the Bank forbear from exercising its rights and remedies as a result of the Identified Default (defined below) and has also requested certain modifications to the terms of the Loan Documents, and the Bank has so agreed, subject in all respects to the terms and conditions of this Agreement.

AGREEMENT:

NOW, THEREFORE, in consideration of the above recitals, the agreements set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree:

1.             Recitals; Capitalized Terms. The Borrower acknowledges that the recitals set forth above are true and correct, and are made a part of this Agreement. Capitalized terms used and not defined in this Agreement have the meanings assigned to such terms in the Loan Documents.

2.             Acknowledgements. The Borrower acknowledges and agrees as follows:

a.     The outstanding indebtedness under the Notes as of July 27, 2017 is:

Note	Principal	Interest	Fees and Late Charges	Total Due
2012 Term Note	$249,905.48	$678.57	$0.00	$250,584.05
2013 Term Note	$555,991.73	$2,308.91	$0.00	$558,300.64
2013 Term Note	$628,980.80	$2,612.02	$0.00	$631,592.82
2013 Term Note	$600,232.34	$2,492.63	$0.00	$602,724.97
Revolving Note	$3,734,114.05	$15,506.95	$0.00	$3,749,621.00
2014 Term Note	$878,563.23	$280.66	$0.00	$878,843.89

TOTALS	$6,647,787.63	$23,879.74	$0.00	$6,671,667.37

b.     The Borrower is in default under the Loan Documents as a result of the failure to maintain a Year-To-Date EBITDA as of May 31, 2017 for the fiscal year to date then ended of not less than $1 (collectively, the “Identified Default”), as required by the Loan Documents; and, as a result of the Identified Default, the Bank is entitled to demand immediate payment of all Obligations, without restriction, offset, deduction or counterclaim of any kind or character whatsoever, and to exercise various rights and remedies pursuant to the Loan Documents and applicable law.

c.     The Borrower waives the right, if any, to receive notice from the Bank of the Identified Default. All grace periods, if any, applicable to the cure of the Identified Default have expired or are hereby waived by the Borrower.

d.     Notwithstanding any provision in any of the Loan Documents or this Agreement to the contrary, as of the Agreement Date the Bank has no further obligation or commitment to loan, advance or re-advance any additional funds to the Borrower under the Loan Documents or otherwise.

3.             Limited Forbearance. Effective as of the Closing Date (defined below), the Bank agrees that it will forbear from exercising any of its rights or remedies under the Loan Documents as the result of the Identified Default until the earliest to occur of the following:

a.     any default or event of default occurs or is continuing under the Loan Documents, other than the Identified Default;

b.     the Borrower’s failure to make any payment due under any Loan Documents;

c.     any representation or warranty of the Borrower made herein or in the Loan Documents shall prove to be false, misleading or incorrect in any respect;

d.     the Borrower shall fail to perform any of its covenants or obligations under this Agreement;

e.     the occurrence after the Agreement Date of any material adverse change to the business, management or operations of the Borrower;

f.     any judicial, administrative, or arbitration proceeding against the Bank is initiated or joined by the Borrower or any Guarantor;

g.     the Borrower’s failure to pay, when due, any statutory claim or other claim which would result in a lien or other interest having priority over any security granted to secure the Obligations except to the extent such lien or other interest is permitted under the Loan Documents; or

h.     September 25, 2017.

(each a “Forbearance Termination Event,” and the time period between the Agreement Date and the date on which a Forbearance Termination Event occurs being the “Forbearance Period”).

The foregoing agreement to forbear is for the limited purpose set forth herein, shall be limited to the precise meaning of the words as written herein, and shall not be deemed to (x) be a consent to any waiver or modification of any term or condition of the Loan Documents, except as otherwise expressly set forth herein, or (y) prejudice any right or remedy that the Bank may now have or may have in the future under or in connection with the Loan Documents. The Borrower acknowledges that the Bank has no obligation to extend the Forbearance Period, or to grant any other forbearance.

4.             Effect of Termination of Forbearance Period. Upon the occurrence of a Forbearance Termination Event, the Bank shall be entitled to exercise any and all rights and remedies available under the Loan Documents, under this Agreement, and under any other agreement between the Borrower and the Bank, at law or in equity, in each case without further notice to the Borrower. Nothing in this Agreement limits the right of the Bank at any time on or after the occurrence of a Forbearance Termination Event to foreclose on any collateral that secures the Obligations.

5.           Loan Modifications. As of the Agreement Date, the Loan Documents are amended and supplemented as follows, so long as the conditions to effectiveness set forth in Section 6 are satisfied or waived as provided in Section 6:

a.     Change in Interest Rate. The amount “1.5%” with respect to the annual interest rate in each Note is hereby deleted and the amount “2.0%” is inserted in substitution therefor in each instance.

b.     Change in Financial Covenants. The financial covenant entitled “Year-To-Date EBITDA” in each Loan Agreement or Addendum thereto, as applicable, is hereby deleted and the financial covenant shown below is inserted in substitution therefor in each instance:

“EBITDA as of August 31, 2017 for the fiscal quarter then ended of not less than $411,000.

c.     Miscellaneous. All references in the Loan Documents to a Loan Document means such Loan Document as modified and supplemented by this Agreement. Except as expressly set forth herein, all terms of the Loan Documents remain in full force and effect.

6.           Conditions to Effectiveness of Limited Forbearance and Loan Modifications. The forbearance provided in Section 3 and the loan modifications set forth in Section 5 shall be effective only if the Bank has received each of the following, each in form and substance acceptable to the Bank in its sole discretion:

a.     an original of this Agreement, duly executed by the Borrower;

b.     an original ratification and consent to this Agreement (“the “Ratification”), in form and content acceptable to the Bank, duly executed by each Guarantor;

c.     a certificate of the secretary or other appropriate officer of the Borrower, certifying (i) that the execution and delivery of this Agreement and the performance by the Borrower of this Agreement and the Loan Documents as amended hereby have been duly approved by all necessary action of the board of directors of the Borrower, and attaching true, correct and complete copies of the applicable resolutions granting such approval; (ii) that the articles of incorporation and bylaws of the Borrower, which were certified and delivered to the Bank pursuant to the most recent officer’s certificate given by the Borrower to the Bank, continue in full force and effect and have not been amended or otherwise modified except as otherwise attached to the certificate to be delivered; and (iii) that the officers and agents of the Borrower who have been certified to the Bank pursuant to the most recent officer’s certificate given by the Borrower to the Bank as being authorized to sign and to act on behalf of the Borrower continue to be so authorized or setting forth the sample signatures of each of the officers and agents of the Borrower authorized to execute and deliver this Agreement and all other documents, agreements and certificates on behalf of the Borrower; the Bank may conclusively rely on such certificate until the Bank receives a further certificate of the secretary or other appropriate office of the Borrower canceling or amending the prior certificate and submitting the signatures of the officers named in such further certificate.

d.     a certificate of the secretary or other appropriate officer of each Guarantor certifying (i) that the execution and delivery of the Ratification, and the performance by such Guarantor of the Ratification and the Guaranty to which such Guarantor is a party have been duly approved by all necessary action of the board of directors of such Guarantor, and attaching true, correct and complete copies of the applicable resolutions granting such approval; (ii) that the articles of incorporation and bylaws of such Guarantor, which were certified and delivered to the Bank pursuant to the most recent officer’s certificate given by such Guarantor to the Bank, continue in full force and effect and have not been amended or otherwise modified except as otherwise attached to the certificate to be delivered; and (iii) that the officers and agents of such Guarantor who have been certified to the Bank pursuant to the most recent officer’s certificate given by such Guarantor to the Bank as being authorized to sign and to act on behalf of such Guarantor continue to be so authorized or setting forth the sample signatures of each of the officers and agents of such Guarantor authorized to execute and deliver the Ratification and all other documents, agreements and certificates on behalf of such Guarantor; the Bank may conclusively rely on such certificate until the Bank receives a further certificate of the secretary or other appropriate office of such Guarantor canceling or amending the prior certificate and submitting the signatures of the officers named in such further certificate;

e.     payment of all fees and costs of the Bank in immediately available funds, including all attorney’s fees, incurred in connection with the drafting and preparation of this Agreement and any related documents; and

f.     such additional information or documentation as the Bank may require.

The later of (x) the date on which the last of the conditions and requirements in this Section 6 has been satisfied, or waived in writing by the Bank; and (y) the Agreement Date is called the “Closing Date.” The provisions of this Section 6 are solely for the Bank’s benefit and protection.

7.             Borrower’s Covenants.

a.     The Borrower covenants and agrees, without limitation of anything contained in the Loan Documents, to deliver to the Bank written notice of the occurrence of any Forbearance Termination Event promptly, and in any event within one (1) business day, after the Borrower has obtained actual knowledge of such event.

b.     The Borrower further covenants and agrees, without limitation of anything contained in the Loan Documents, to deliver to the Bank, not later than August 11, 2017, a fully executed Engagement Agreement, evidencing the engagement of a Consultant in accordance with Section 2.16 of the Revolving Credit Agreement; provided, however, that the Borrower will not be required to engage a Consultant if, not later than August 5, 2017, the Borrower delivers to the Bank a copy of a bona fide commitment letter from a financial institution or other Person to refinance or otherwise pay in full all outstanding Obligations.

8.             General Release.

a.     In consideration for the accommodations made by the Bank in this Agreement, the Borrower, for and on behalf of itself and its legal representatives, successors and assigns, waives, releases, relinquishes and forever discharges the Bank, its parents, subsidiaries, and affiliates, its and their respective past, present and future directors, officers, managers, agents, employees, insurers, attorneys, representatives and all of their respective heirs, successors and assigns, (collectively, the “Released Parties”), of and from any and all manner of action or causes of action, suits, claims, demands, judgments, damages, levies and executions of whatsoever kind, nature and/or description arising on or before the Closing Date, including, without limitation, any claims, losses, costs or damages, including compensatory and punitive damages, in each case whether known or unknown, asserted or unasserted, liquidated or unliquidated, fixed or contingent, direct or indirect, which the Borrower, or its legal representatives, successors or assigns, ever had or now has or may claim to have against any of the Released Parties, with respect to any matter whatsoever, including, without limitation, the Loan Documents the administration of any Loan Documents, the negotiations relating to this Agreement and the other Loan Documents executed in connection herewith and any other instruments and agreements executed by the Borrower in connection therewith or herewith, arising on or before the Closing Date. The Borrower agrees not to sue any Released Party or in any way assist any other person or entity in suing a Released Party with respect to any claim released herein.

b.     The Borrower irrevocably waives, to the extent permissible under law, any and all rights of redemption under the Uniform Commercial Code or other laws of any state.

 9.        Representations and Warranties. The Borrower represents and warrants that on and as of the Agreement Date and after giving effect to this Agreement, other than the Identified Default there will exist no default under any Loan Document, or any other instruments executed by the Borrower in connection herewith or therewith, or circumstances that with the giving of notice, the passage of time or both will constitute an event of default under any Loan Document on such date. The Borrower further represents and warrants that the Borrower has the power and legal right and authority to enter into, deliver and perform this Agreement, and that neither this Agreement, nor the agreements contained herein, contravene or constitute a default under any agreement, instrument or indenture to which the Borrower is a party or signatory or any provision of the Borrower’s articles of incorporation or bylaws or any other agreement or requirement of law. This Agreement has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity; and no consent, approval or authorization of or registration or declaration with any party, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower of this Agreement, or the performance of the obligations of the Borrower herein described except for those which the Borrower has previously obtained or provided.

10.       Ratification of Loan Documents. The parties acknowledge that the Notes, the Loan Agreements, the Guaranties and each other Loan Document, subject to the terms of this Agreement, remain in full force and effect. Without limiting the generality of the foregoing, the Borrower represents and warrants that the Collateral Documents continue to secure the obligations of the Borrower under the Notes and the other Loan Documents.

11.        Notices. Any notice or other communication to any party in connection with this Agreement or any Loan Document shall be in writing and shall be sent by manual delivery, facsimile transmission, overnight courier or United States mail (postage prepaid) addressed to such party at the address specified below, or at such other or additional address as such party shall have specified to the other party in writing. All periods of notice (if any) shall be measured from the date of delivery thereof if manually delivered, from the date of sending thereof if sent by facsimile transmission, from the first business day after the date of sending if sent by overnight courier, or from four days after the date of mailing if mailed. Each notice or other communication should be addressed as follows:

If to the Bank:                  U.S. Bank National Association

9900 W. 87th Street

Overland Park, KS 66212

Attn: Michael Gloviak

Fax: (913) 652-5122

If to the Borrower:           Art’s-Way Manufacturing Company, Inc.

5556 Highway 9 West

Armstrong, Iowa 50514

Attn: Amber Murra, Chief Financial Officer

Fax: (712) 864-3154

If to the Guarantors:        Art’s-Way Scientific, Inc.

5556 Highway 9 West

Armstrong, Iowa 50514

Attn: Amber Murra, Chief Financial Officer

Fax: (712) 864-3154

and

Ohio Metal Working Products/Art’s-Way, Inc.

5556 Highway 9 West

Armstrong, Iowa 50514

Attn: Amber Murra, Chief Financial Officer

Fax: (712) 864-3154

The parties agree that the notice addresses set forth in this Agreement supersede and replace all prior notice addresses.

12.          No Duress or Reliance. The Borrower acknowledges and agrees that the Borrower has received the advice of independent counsel, appraisers and accountants selected by the Borrower, or the opportunity to obtain such advice, before entering into this Agreement and the other Loan Documents referred to herein, and has not relied upon the Bank or any of its officers, directors, employees, agents or attorneys concerning any aspect of the transactions contemplated by this Agreement and the other Loan Documents referred to herein. The Borrower executed and delivered this Agreement of the Borrower’s own free will and will execute and deliver the other instruments required herein of the Borrower’s own free will. The Borrower further acknowledges that the Bank has not taken advantage of the Borrower by threats, overreaching, unconscionable conduct or other activities, and that the Borrower is proceeding in all transactions contemplated hereby as a volunteer and in what the Borrower perceives to be the Borrower’s own best interest.

13.          No Further Commitment to Extend, Restructure or Forbear. EXCEPT AS SPECIFICALLY PROVIDED IN THIS AGREEMENT, THE BANK IS NOT COMMITTED, AND IS NOT COMMITTING AT THIS TIME, TO EXTEND THE MATURITY DATE OF ANY LOAN OR OTHERWISE RESTRUCTURE ANY LOAN, OR FORBEAR FROM EXERCISING ANY OF ITS RIGHTS OR REMEDIES UNDER THE LOAN DOCUMENTS. NO PRIOR COURSE OF DEALING, NO USAGE OF TRADE, AND NO ORAL STATEMENTS OR COMMENTS BY THE BANK OR ITS OFFICERS, EMPLOYEES, ATTORNEYS OR OTHER AGENTS WILL BE DEEMED TO BE A COMMITMENT BY BANK TO FORBEAR FROM EXERCISING ANY OF ITS RIGHTS OR REMEDIES, EXCEPT AS EXPRESSLY SET FORTH HEREIN, OR UNLESS THE SAME SHALL BE REDUCED IN WRITING AND SIGNED BY AN AUTHORIZED REPRESENTATIVE OF THE BANK.

14.          Waiver of Jury Trial; Judicial Reference. EACH PARTY TO THIS AGREEMENT IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE LOAN DOCUMENTS AND ANY OTHER INSTRUMENTS OR AGREEMENTS EXECUTED BY ANY PARTY IN CONNECTION HEREWITH OR THEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY AND REAFFIRMS ANY PRIOR JUDICIAL REFERENCE PROVISION OR AGREEMENT BETWEEN THE BANK AND ANY OR ALL OF THE PARTIES HERETO. Nothing in this Agreement limits, modifies or alters the provisions of any Judicial Reference Agreement by and between the Bank and the Borrower, and such agreement shall remain in full force and effect following the execution of this Agreement, shall be binding upon and apply to all parties to this Agreement, and shall also apply to any claims arising from or related to this Agreement.

15.          Borrower’s Understanding. THE BORROWER ACKNOWLEDGES THAT: (A) THIS AGREEMENT CONTAINS A COMPLETE RELEASE OF CLAIMS AND WAIVERS OF CERTAIN RIGHTS; (B) THE BORROWER HAS READ AND UNDERSTOOD THIS AGREEMENT IN ITS ENTIRETY PRIOR TO SIGNING AND FULLY AGREES TO EACH, ALL AND EVERY PROVISION HEREOF; AND (C) THE BORROWER HAS RECEIVED A COPY HEREOF.

16.          Entire Agreement; Modification; Additional Provisions. TIME IS OF THE ESSENCE WITH RESPECT TO ALL PROVISIONS OF THIS AGREEMENT. No amendment, modification or waiver of the provisions of this Agreement or any Loan Document shall be effective unless the same shall be in writing and signed by the party against whom it is to be enforced, and then such amendment, modification or waiver shall be effective only in the specific instance and for the specific purpose for which given. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF IOWA. THE BORROWER HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITUATED IN THE COUNTY OR FEDERAL JURISDICTION OF BANK'S BRANCH WHERE THE LOAN FACILITY OR OTHER EXTENSION OF CREDIT WAS ORIGINATED, AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, WITH REGARD TO ANY ACTIONS, CLAIMS, DISPUTES OR PROCEEDINGS RELATING TO THIS AGREEMENT, THE COLLATERAL, ANY OTHER LOAN DOCUMENT, OR ANY TRANSACTIONS ARISING THEREFROM, OR ENFORCEMENT AND/OR INTERPRETATION OF ANY OF THE FOREGOING. The Loan Documents as modified by this Agreement, and this Agreement, shall represent the entire agreement among the Borrower, the Guarantors and the Bank with respect to the modification of the Notes and the Loan Agreements, shall supersede any prior oral negotiations or agreements, and shall be binding upon the parties hereto and their respective legal representatives, successors and assigns. In the event of any conflict between the provisions of this Agreement and the provisions of any Loan Document, the provisions of this Agreement shall govern. If any part of this Agreement is held to be illegal, invalid or unenforceable, (i) the remainder of this Agreement shall continue in full force and effect, notwithstanding such illegality, invalidity or unenforceability; and (ii) the judge or arbiter holding that part illegal, invalid or unenforceable shall attempt to reform that part so as to give effect to the original intent of the parties. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. This Agreement may be executed in different counterparts with the same effect as if the signatures thereon were on the same instrument, and will be effective upon delivery of all such counterparts to the Bank. Facsimiles or other photocopies or images of executed signature pages to this Agreement shall be considered originals.

[The next page is the signature page.]

Exhibit 10.1

IN WITNESS WHEREOF, the parties to this Agreement have caused it to be duly executed as of the Agreement Date.

Date: August 10, 2017	Borrower:

ART’S-WAY MANUFACTURING COMPANY, INC., a Delaware corporation

	By:	/s/ Amber Murra

Name:	Amber Murra
Title:	CFO

BANK:

DATE: August 10, 2017	U.S. BANK NATIONAL ASSOCIATION,
(the “Agreement Date”)	a national banking association

	By:	/s/ Michael Gloviak

Name:	Michael Gloviak
Title:	Vice President

ACKNOWLEDGMENT

STATE OF IOWA	)
) ss.
COUNTY OF EMMET	)

The foregoing instrument was acknowledged before me this 10th day of August, 2017, by Amber Murra, the CFO of Art’s-Way Manufacturing Company, Inc., a Delaware corporation, on behalf of the corporation.

/s/ Brittany Paulsen (Notarial Seal)
Notary Public

S-1

RATIFICATION OF GUARANTY, ACKNOWLEDGMENT AND CONSENT

All capitalized terms contained in this Ratification of Guaranty, Acknowledgment and Consent (this “Ratification”) that are not otherwise defined shall have the definition contained in the Forbearance and Fourth Loan Modification Agreement (the “Forbearance Agreement”) by and between ART’S-WAY MANUFACTURING COMPANY, INC., a Delaware corporation (the “Borrower”), and U.S. Bank National Association (the “Bank”) and dated as of the date shown opposite the Bank’s signature on the signature page of the Forbearance Agreement.

Each of the undersigned has unconditionally guaranteed the payment in full when due of all of the Borrower’s indebtedness to the Bank.

FOR VALUE RECEIVED, as of the date shown in the notary block attesting to such undersigned’s signature (the “Ratification Date”), each of the undersigned with respect to its Guaranty:

(i)     ratifies, confirms, acknowledges and agrees to perform in accordance with their terms each and every provision, covenant, condition, obligation, right and power contained in and under, or existing in connection with, the Guaranty;

(ii)     acknowledges that the obligations of the Borrower to the Bank are evidenced by the Notes and the Loan Agreements, as the same may be amended by the Forbearance Agreement;

(iii)      acknowledges that the “Obligations” (as that term may be defined in the Guaranty) or similar term, includes, but is not limited to, the indebtedness evidenced by the Notes and the Loan Agreements as modified by the Forbearance Agreement;

(iv)     acknowledges that there are no existing offsets, defenses and/or counterclaims assertable by the undersigned relating to the obligations under the Guaranty;

(v)     consents to the Borrower’s execution and delivery of the Forbearance Agreement, and to each and every term, covenant, condition and provision in the Forbearance Agreement, and agrees that the address for the undersigned set forth in Section 11 of the Forbearance Agreement is correct;

(vi)     agrees, confirms and acknowledges that any indebtedness of the Borrower to the undersigned, if any, is and at all times shall remain subordinate to the indebtedness of the Borrower now or hereafter to the Bank; and

(vii)     ACKNOWLEDGES THAT: (A) THIS RATIFICATION CONTAINS A COMPLETE RELEASE OF CLAIMS AND WAIVERS OF CERTAIN RIGHTS; (B) THE UNDERSIGNED HAS READ AND UNDERSTANDS THIS INSTRUMENT IN ITS ENTIRETY AND FULLY AGREES TO EACH, ALL AND EVERY PROVISION OF THIS RATIFICATION; AND (C) THE UNDERSIGNED HAS RECEIVED A COPY OF THIS RATIFICATION.

Each of the undersigned waives, releases, relinquishes and forever discharges the Bank, its parents, subsidiaries, and affiliates, and their respective past, present and future directors, officers, managers, agents, employees, insurers, attorneys, representatives, successors and assigns, and each and all of such persons (collectively, the “Released Parties”), of and from any and all manner of action or causes of action, suits, claims, demands, judgments, damages, levies and executions of whatsoever kind, nature and/or description arising on or before the Ratification Date, including, without limitation, any claims, losses, costs or damages, including compensatory and punitive damages, in each case whether known or unknown, liquidated or unliquidated, fixed or contingent, direct or indirect, which the undersigned, or any legal representative, successor or assign, ever had or now has or may claim to have against any of the Released Parties, with respect to any matter whatsoever, including, without limitation, the Guaranty, this Ratification, or any course of conduct or obligations prior to the date of this instrument; and agrees not to sue any Released Party or in any way assist any other person or entity in suing a Released Party with respect to any claim released in this Ratification.

1

Each of the undersigned acknowledges (x) receipt of the advice of independent counsel, or the opportunity to obtain such advice, before entering into this instrument and (y) no reliance upon the Bank or any of its officers, directors, employees, agents or attorneys concerning any aspect of this instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

2

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Ratification of Guaranty, Acknowledgment and Consent as of the Ratification Date.

Date: August 10, 2017	ART’S-WAY SCIENTIFIC, INC., an Iowa corporation

	By:	/s/ Amber Murra

Name:	Amber Murra
Title:	CFO

Date: August 10, 2017	Ohio Metal Working Products/Art’s-Way, Inc., an Ohio corporation

	By:	/s/ Amber Murra

Name:	Amber Murra
Title:	CFO

ACKNOWLEDGMENT

STATE OF IOWA	)
) ss.
COUNTY OF EMMET	)

The foregoing instrument was acknowledged before me this 10th day of August, 2017, by Amber Murra, the CFO of Art’s-Way Scientific, Inc., an Iowa corporation, on behalf of the corporation.

/s/ Brittany Paulsen (Notarial Seal)
Notary Public

STATE OF IOWA	)
) ss.
COUNTY OF EMMET	)

The foregoing instrument was acknowledged before me this10th day of August, 2017, by Amber Murra, the CFO of Ohio Metal Working Products/Art’s-Way, Inc. an Ohio corporation, on behalf of the corporation.

/s/ Brittany Paulsen (Notarial Seal)
Notary Public

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